Exhibit (a)(3)

TRUST INSTRUMENT
NEUBERGER BERMAN EQUITY FUNDS

SCHEDULE A

INVESTOR CLASS

Neuberger Equity Income Fund

Neuberger Focus Fund

Neuberger Genesis Fund

Neuberger International Equity Fund

Neuberger International Select Fund

Neuberger Large Cap Growth Fund

Neuberger Large Cap Value Fund

Neuberger Mid Cap Growth Fund

Neuberger Mid Cap Intrinsic Value Fund

Neuberger Multi-Cap Opportunities Fund

Neuberger Quality Equity Fund

Neuberger Real Estate Fund

Neuberger Small Cap Growth Fund

TRUST CLASS

Neuberger Equity Income Fund

Neuberger Focus Fund

Neuberger Genesis Fund

Neuberger International Equity Fund

Neuberger International Select Fund

Neuberger Large Cap Growth Fund

Neuberger Large Cap Value Fund

Neuberger Mid Cap Growth Fund

Neuberger Mid Cap Intrinsic Value Fund

Neuberger Multi-Cap Opportunities Fund

Neuberger Quality Equity Fund

Neuberger Real Estate Fund

Neuberger Small Cap Growth Fund

ADVISOR CLASS

Neuberger Equity Income Fund

Neuberger Focus Fund

Neuberger Genesis Fund

Neuberger International Select Fund

Neuberger Large Cap Growth Fund

Neuberger Large Cap Value Fund

Neuberger Mid Cap Growth Fund

Neuberger Mid Cap Intrinsic Value Fund

Neuberger Multi-Cap Opportunities Fund

Neuberger Quality Equity Fund

Neuberger Real Estate Fund

Neuberger Small Cap Growth Fund

INSTITUTIONAL CLASS

Neuberger Emerging Markets Equity Fund

Neuberger Equity Income Fund

Neuberger Focus Fund

Neuberger Genesis Fund

Neuberger International Equity Fund

Neuberger International Select Fund

Neuberger Intrinsic Value Fund

Neuberger Large Cap Growth Fund

Neuberger Large Cap Value Fund

Neuberger Mid Cap Growth Fund

Neuberger Mid Cap Intrinsic Value Fund

Neuberger Multi-Cap Opportunities Fund

Neuberger Quality Equity Fund

Neuberger Real Estate Fund

Neuberger Small Cap Growth Fund

Neuberger U.S. Equity Impact Fund

CLASS A

Neuberger Emerging Markets Equity Fund

Neuberger Equity Income Fund

Neuberger Focus Fund

Neuberger Genesis Fund

Neuberger International Equity Fund

Neuberger International Select Fund

Neuberger Intrinsic Value Fund

Neuberger Large Cap Growth Fund

Neuberger Large Cap Value Fund

Neuberger Mid Cap Growth Fund

Neuberger Mid Cap Intrinsic Value Fund

Neuberger Multi-Cap Opportunities Fund

Neuberger Quality Equity Fund

Neuberger Real Estate Fund

Neuberger Small Cap Growth Fund

Neuberger U.S. Equity Impact Fund

CLASS C

Neuberger Emerging Markets Equity Fund

Neuberger Equity Income Fund

Neuberger Focus Fund

Neuberger Genesis Fund

Neuberger International Equity Fund

Neuberger International Select Fund

Neuberger Intrinsic Value Fund

Neuberger Large Cap Growth Fund

Neuberger Large Cap Value Fund

Neuberger Mid Cap Growth Fund

Neuberger Mid Cap Intrinsic Value Fund

Neuberger Multi-Cap Opportunities Fund

Neuberger Quality Equity Fund

Neuberger Real Estate Fund

Neuberger Small Cap Growth Fund

Neuberger U.S. Equity Impact Fund

CLASS R2

Neuberger Emerging Markets Equity Fund

Neuberger Equity Income Fund

Neuberger Focus Fund

Neuberger Genesis Fund

Neuberger International Equity Fund

Neuberger International Select Fund

Neuberger Large Cap Growth Fund

Neuberger Large Cap Value Fund

Neuberger Mid Cap Growth Fund

Neuberger Mid Cap Intrinsic Value Fund

Neuberger Multi-Cap Opportunities Fund

Neuberger Quality Equity Fund

Neuberger Real Estate Fund

Neuberger Small Cap Growth Fund

CLASS R3

Neuberger Emerging Markets Equity Fund

Neuberger Equity Income Fund

Neuberger Focus Fund

Neuberger Genesis Fund

Neuberger International Equity Fund

Neuberger International Select Fund

Neuberger Intrinsic Value Fund

Neuberger Large Cap Growth Fund

Neuberger Large Cap Value Fund

Neuberger Mid Cap Growth Fund

Neuberger Mid Cap Intrinsic Value Fund

Neuberger Multi-Cap Opportunities Fund

Neuberger Quality Equity Fund

Neuberger Real Estate Fund

Neuberger Small Cap Growth Fund

CLASS R6

Neuberger Emerging Markets Equity Fund

Neuberger Equity Income Fund

Neuberger Genesis Fund

Neuberger International Equity Fund

Neuberger International Select Fund

Neuberger Intrinsic Value Fund

Neuberger Large Cap Growth Fund

Neuberger Large Cap Value Fund

Neuberger Mid Cap Growth Fund

Neuberger Mid Cap Intrinsic Value Fund

Neuberger Multi-Cap Opportunities Fund

Neuberger Quality Equity Fund

Neuberger Real Estate Fund

Neuberger Small Cap Growth Fund

CLASS T

Neuberger Emerging Markets Equity Fund

Neuberger Equity Income Fund

Neuberger Focus Fund

Neuberger Genesis Fund

Neuberger International Equity Fund

Neuberger International Select Fund

Neuberger Intrinsic Value Fund

Neuberger Large Cap Growth Fund

Neuberger Large Cap Value Fund

Neuberger Mid Cap Growth Fund

Neuberger Mid Cap Intrinsic Value Fund

Neuberger Multi-Cap Opportunities Fund

Neuberger Quality Equity Fund

Neuberger Real Estate Fund

Neuberger Small Cap Growth Fund

CLASS E

Neuberger Equity Income Fund

Neuberger Genesis Fund

Neuberger International Equity Fund

Neuberger Large Cap Value Fund

Neuberger Multi-Cap Opportunities Fund

Neuberger Quality Equity Fund

Neuberger Real Estate Fund

Dated: December 18, 2025